UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

Northern Trust Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South La Salle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

(312) 630-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 9, 2009, Northern Trust Corporation (the “Company”) issued a press release announcing that it has received approval from the United States Department of the Treasury (the “Treasury”) to repurchase all 1,576,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series B, without par value and a liquidation preference of $1,000 per share, it issued and sold to the Treasury on November 14, 2008, as part of the Treasury’s Troubled Asset Relief Program Capital Purchase Program. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Northern Trust Corporation, dated June 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Trust Corporation

Date: June 9, 2009	By:	/s/ William R. Dodds, Jr.
William R. Dodds, Jr.
Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Northern Trust Corporation, dated June 9, 2009

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